                            NONCOMPETITION AGREEMENT


         THIS NONCOMPETITION AGREEMENT is entered into as of January 13, 1994 by and between MICHAEL G. MALONE ("Executive"), SUMMIT PROPERTIES INC., a Maryland corporation, and SUMMIT MANAGEMENT COMPANY, a Maryland corporation.

         WHEREAS, on the date hereof, the Company (as defined below) is entering into a series of related transactions pursuant to which it will acquire, among other things, substantially all of the interests of Executive and certain others in a portfolio of multi-family rental properties located in the eastern United States; and

         WHEREAS, as a condition to the consummation of the transactions described above, the parties hereto desire to enter into certain agreements restricting the activities of Executive in an effort to eliminate potential conflicts of interest that may arise in the future, to protect the Company's legitimate business interests, i.e., the value of its business and its good will, and for other business purpose;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used herein shall have the meanings set forth below:

         "Affiliate" means (i) any entity directly or indirectly cont rolling (including without limitation an entity for which Executive serves as an officer, director, employee, consultant or other agent), controlled by, or under common control with Executive, and (ii) each other entity in which Executive, directly or indirectly, owns any controlling interest or of which Executive serves as a general partner.

         "Agreement" means this Noncompetition Agreement, any amendments hereto made in accordance with paragraph 8(d) hereof.

         "Company" means (i) Summit Management Company, (ii) Summit Properties Inc., (iii) any corporation, partnership or other business entity that is, directly or indirectly, controlled by or under common control with Summit Properties Inc. and (iv) their respective successors.

         "Company Project" means any Multifamily Property that the Company owns, operates or manages as of the date of Executive's termination of employment with the Company or that the Company has in any manner taken steps to acquire, develop, construct, operate, manage or lease (including without limitation making market surveys of a site, talking to the owner or his agent concerning the purchase or joint venture of a site, optioning or contracting to buy a site or discussions with the owner or his agent regarding managing or leasing a property) during the twelve (12) month period immediately preceding Executive's termination of employment with the Company.

         "Effective Date" means the date of the closing of the initial public offering of common stock of Summit Properties Inc.

         "Multifamily Property" means any real property on which multifamily residential-use development has been constructed or is now or hereafter proposed to be constructed (for example, and not by way of limitation, a property of the type managed by the Company).

         2. Executive's Obligations While Employed by the Company.

                  (a) Sole Employment. Subject to the provisions of paragraph 2(b) below, Executive agrees to devote his full time during the customary business hours of the Company and give his best efforts to the business of the Company and, during the period of his employment by the Company, Executive shall not engage in any manner, whether as an officer, employee, owner, partner, stockholder, director, consultant or otherwise -- directly or indirectly -- in any business other than on behalf of the Company without the prior written approval of the Board of Directors of Summit Properties Inc., and Executive shall not accept any other employment whatsoever from any other person, firm, corporation or entity.

                  (b) Exceptions. Notwithstanding the provisions of paragraph 2(a) above to the contrary, Executive may during the term of his employment by the Company and at any time thereafter (i) acquire an interest in any corporation, partnership, venture or other business entity so long as (A) any such interest is a passive investment of Executive not exceeding ten percent (10%) of the total ownership interest in such entity, (B) such interest does not afford Executive the power to influence in any material fashion the decision making processes of the entity in which such interest is held and (C) Executive is not the sponsor, promoter or similar initiator of such entity and (ii) continue (A) to serve as a general or limited partner of each of the limited partnerships identified on Schedule A, attached hereto and incorporated by this reference, and as an officer, director and shareholder of each of the corporations identified on said Schedule A, and (B) to discharge Executive's fiduciary and contractual duties and obligations with respect thereto, even though such limited partnerships and corporations (or any partnership of which any such limited partnership or corporation is a general or limited partner) may directly compete with the Company.

         3. Executive's Obligations Following Termination of Employment with the Company.

                  (a) Anti-Pirating of Employees. For a two (2) year period immediately following the termination of Executive's employment with the Company, Executive agrees not to hire, directly or indirectly, or entice or participate in any efforts to entice to leave the Company's employ, any person who was or is a "key employee" (as hereinafter defined) of the Company at any time during the twelve (12) month period immediately preceding the termination date of Executive's employment with the Company. For purposes of this Agreement, "key employee" means an employee who has an annualized rate of base salary equaling or exceeding fifty thousand dollars ($50,000).

                  (b) Anti-Pirating of Company Projects. For a period of one (1) year immediately following the termination of Executive's employment with the Company, Executive agrees not to engage in any manner, whether as an officer, employee, owner, partner, stockholder, director, consultant or otherwise -- directly or indirectly -- in any business which engages or attempts to engage, directly or indirectly, in the acquisition, development, construction, operation, management or leasing of any Company Project.

                  (c) Trade Secrets and Confidential Information. Executive hereby agrees that he will hold in a fiduciary capacity for the benefit of the Company, and shall not directly or indirectly use or disclose any Trade Secret, as defined hereinafter, that Executive may have acquired during the term of his employment by the Company for so long as such information remains a Trade Secret. The term "Trade Secret" as used in this Agreement shall mean information including, but not limited to, technical or nontechnical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers which:

                  derives economic value, actual or potential from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and is the subject of reasonable efforts by the Company to maintain its secrecy.

         In addition to the foregoing and not in limitation thereof, Executive agrees that during the period of his employment by the Company and the Covenant Period, he will hold in a fiduciary capacity for the benefit of the Company and shall not directly or indirectly use or disclose, any Confidential or Proprietary Information, as defined hereinafter, that Executive may have acquired (whether or not developed or compiled by Executive and whether or not Executive was authorized to have access to such Information) during the term of, in the course of or as a result of his employment by the Company. The term "Confidential or Proprietary Information" as used in this Agreement means any secret, confidential or proprietary information of the Company not otherwise included in the definition of "Trade Secret" above. The term "Confidential and Proprietary Information" does not include information that has become generally available to the public by the act of one who has the right to disclose such information without violating any right of the Company.

                  (e) Exceptions. Notwithstanding any provision of paragraphs 3(b) or 3(c) to the contrary, Executive shall not be restricted at any time after his termination of employment with the Company from engaging in any activities for which Executive would not be restricted from performing during the term of his employment with the Company as set forth in paragraph 2(b) above.

         4. Reasonable and Necessary Restrictions. Executive acknowledges that the restrictions, prohibitions and other provisions hereof, including without limitation the various periods of restrictions set forth in paragraphs 3(a), 3(b) and 3(c), are reasonable, fair and equitable in scope, terms and duration, are necessary to protect the legitimate business interests of the Company, and are a material inducement to the Company to enter into the transactions contemplated in the recitals hereto. Executive covenants that he will not challenge the enforceability of this Agreement nor will he raise any equitable defense to its enforcement.

         5. Restrictions In Addition to Employment Agreement. Executive acknowledges that the restrictions, prohibitions and other provisions hereof shall be in addition to and not in substitution of the restrictions, prohibitions and other provisions of the Employment Agreement, as such agreement shall be amended and supplemented from time to time.

         6. Specific Performance. Executive acknowledges that the obligations undertaken by him pursuant to this Agreement are unique and that the Company likely will have no adequate remedy at law if Executive shall fail to perform any of his obligations hereunder, and Executive therefore confirms that the Company's right to specific performance of the terms of this Agreement is essential to protect the rights and interests of the Company. Accordingly, in addition to any other remedies that the Company may have at law or in equity, the Company shall have the right to have all obligations, covenants, agreements and other provisions of this Agreement specifically performed by Executive, and the Company shall have the right to obtain preliminary and permanent injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement by Executive, and Executive submits to the jurisdiction of the courts of the State of North Carolina for this purpose.

         7. Operations of Affiliates. Executive agrees that he will refrain from
(i) authorizing any Affiliate to perform or (ii) assisting in any manner any Affiliate in performing any activities that would be prohibited by the terms of this Agreement if they were performed by Executive. Notwithstanding anything to the contrary contained in this paragraph 7 (or in any other paragraph of this Agreement), Executive shall not be required by the terms of this Agreement to violate any fiduciary or contractual duty he owes as a director or officer of a corporation, as a partner of a partnership or as a trustee of a trust, which position he holds not in violation of this Agreement or the Employment Agreement.

         8. Miscellaneous Provisions.

                  (a) Binding Effect. Subject to any provisions hereof restricting assignment, all covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors, assigns, heirs, and personal representatives. None of the parties hereto may assign any of its rights under this Agreement or attempt to have any other person or entity assume any of its obligations hereunder.

                  (b) Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remain-der of this Agreement shall remain operative and in full force and effect.

                  (c) Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the State of North Carolina, not including the choice-of-law rules thereof.

                  (d) Amendment: Waiver. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by each of the parties hereto. Any waiver by any party or consent by any party to any variation from any provision of this Agreement shall be valid only if in writing and only in the specific instance in which it is given, and such waiver or consent shall not be construed as a waiver of any other provision or as a consent with respect to any similar instance or circumstance.

                  (e) Headings. Paragraph and subparagraph headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

                  (f) Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

                  (g) Arbitration. Any dispute or controversy arising out of or relating to this Agreement shall be settled finally and exclusively by arbitration in Charlotte, North Carolina in accordance with the rules of the American Arbitration Association then in effect. Such arbitration shall be conducted by an arbitrators appointed by the American Arbitration Association in accordance with its rules and any finding by such arbitrators shall be final and binding upon the parties. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof, and the parties consent to the jurisdiction of the courts of the State of North Carolina for this purpose. Nothing contained in this paragraph 8(g) shall be construed to preclude the Company from obtaining injunctive or other equitable relief to secure specific performance or to otherwise prevent a breach or contemplated breach of this Agreement by Executive as provided in paragraph 6 hereof.

                  (h) Execution in Counterparts. This Agreement may be executed in two or more counterparts, none of which need contain the signatures of all parties hereto and each of which shall be deemed an original.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first set forth above.


                                            SUMMIT PROPERTIES INC.


                                            By: /s/ William F. Paulsen
                                                --------------------------------
                                                Name: William F. Paulsen
                                                Title: President

                                            SUMMIT MANAGEMENT COMPANY


                                            By: /s/ John T. Gray
                                                --------------------------------
                                                Name: John T. Gray
                                                Title: President



                                            /s/ Michael G. Malone         [SEAL]
                                            ------------------------------
                                            Michael G. Malone

                                   SCHEDULE A

                                MICHAEL G. MALONE


Sabal Walk/Summit L.P. and Wekiva/Summit L.P.
Summit/Simmons Partners